SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY, GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 29, 2018, Columbus McKinnon Corporation (the “Company”) and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), entered into an amendment (the “Rights Agreement Amendment”) to that certain Rights Agreement (the “Rights Agreement”), dated as of May 18, 2009, between the Company and the Rights Agent.

The Rights Agreement Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement by amending the definition of “Final Expiration Date” under the Rights Agreement to mean “March 31, 2018”. Accordingly, the Rights which were previously dividended to holders of record of the common shares, par value $0.01 per share, of the Company shall expire as of the close of business on March 31, 2018 upon the expiration of the Rights Agreement and no person shall have any rights pursuant to the Rights Agreement or the Rights.

The preceding summary is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 3.03	MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment to Articles of Incorporation

In connection with the adoption of the Rights Agreement, on May 18, 2009, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Department of State of New York setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Shares issuable upon exercise of the Rights (the “Series A Preferred Shares”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Department of State of New York eliminating the Series A Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred shares.

The foregoing is a summary of the terms of the Certificate of Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of By-laws

On March 26, 2018, the Board of Directors (“Board”) of the Company approved an amendment and restatement of the Company’s Fourth Amended and Restated By-laws (as amended and restated, the “By-laws”).

The By-laws amend Article I, Section 1.05 to change the voting standard for the election of directors in uncontested elections from a plurality standard to a majority standard, along with other conforming changes. The new majority voting standard will apply to the election of directors at the Company’s 2018 annual meeting of shareholders. Under the newly adopted amendment, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” such nominee. For this purpose, abstentions and broker non-votes will not count as votes cast. If an incumbent nominee does not receive a majority of the votes cast in an uncontested election (a “Subject Director”), that director shall immediately tender his or her resignation to the Board. The Corporate Governance and Nomination Committee of the Board will then consider whether to accept the director’s resignation and make a recommendation to the Board. The Board will then consider the resignation and the Committee’s recommendation, and within 90 days after the date of certification of the election results, the Board shall decide whether to accept or reject such resignation or whether other action should be taken. The Company shall promptly report the Board’s decision, and if applicable, the reasons for the Board’s rejection of the tendered resignation, in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission. The director whose resignation is under consideration may not participate in any deliberation regarding his or her resignation. If the Board accepts a director’s resignation, the Board may elect a replacement in accordance with the By-laws. In the case of a contested election, where the number of nominees for director exceeds the number of directors to be elected, a plurality of the votes standard will continue to apply.

In addition, the By-laws amend Article II, Section 2.02 to temporarily expand the size of the Board from nine to ten directors to facilitate a smooth and orderly transition between the new and retiring Board members.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as amended, a copy of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01	OTHER EVENTS.

On March 29, 2018, the Company issued a press release announcing the Rights Agreement Amendment and the expiration of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.4	Certificate of Amendment of the Certificate of Incorporation of Columbus McKinnon Corporation, dated March 29, 2018.
3.5	Fifth Amended and Restated Bylaws of Columbus McKinnon Corporation, as of March 26, 2018
4.4	First Amendment to Rights Agreement, dated as of March 29, 2018, between Columbus McKinnon Corporation and American Stock Transfer & Trust Company, LLC.
99.1	Press Release of Columbus McKinnon Corporation, dated March 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated: March 29, 2018